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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 30, 2004
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
            (as Depositor of Sequoia Mortgage Funding Company 2002-A,
      the Issuer of Collateralized MBS Funding Bonds, Series 2002-A, under an Indenture dated as of April 1, 2002)

                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                   333-22681                 91-1771827
         --------                   ---------                 ----------
      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)


              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  OTHER EVENTS

            Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the "Bonds").

            The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 9.01.  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, September 30, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 7, 2004



                                    SEQUOIA MORTGAGE FUNDING
                                    CORPORATION

                                     By:  /s/ Harold F. Zagunis
                                        --------------------------------------
                                        Harold F. Zagunis
                                        Chief Financial Officer, Treasurer
                                        and Secretary


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                                 EXHIBIT INDEX
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
Exhibit Number                                                     Page Number
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
10.1           Monthly Payment Date Statement relating to the
               distribution to Bondholders, September 30, 2004....     5